Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
Target Volatility Portfolio
March 31, 2022
VIPTV-NPRT1-0522
1.955029.109
Equity Funds - 52.6%
	Shares	Value ($)
Domestic Equity Funds - 40.8%
Fidelity Contrafund (a)	313,978	5,243,427
Fidelity Equity-Income Fund (a)	44,896	3,120,688
Fidelity Large Cap Value Enhanced Index Fund (a)	430,211	6,904,883
Fidelity Low-Priced Stock Fund (a)	97,619	5,129,860
Fidelity U.S. Low Volatility Equity Fund (a)	447,360	5,108,846
Fidelity Value Discovery Fund (a)	64,654	2,465,896
VIP Stock Selector All Cap Portfolio Investor Class (a)	7,510,022	71,870,912
TOTAL DOMESTIC EQUITY FUNDS		99,844,512
International Equity Funds - 11.8%
Fidelity International Enhanced Index Fund (a)	475,512	4,954,835
Fidelity International Value Fund (a)	654,531	6,008,599
Fidelity Japan Smaller Companies Fund (a)	133,052	1,885,350
Fidelity Overseas Fund (a)	272,980	16,092,189
TOTAL INTERNATIONAL EQUITY FUNDS		28,940,973
TOTAL EQUITY FUNDS (Cost $119,702,874)		128,785,485

Fixed-Income Funds - 29.4%
	Shares	Value ($)
Fixed-Income Funds - 29.4%
Fidelity Inflation-Protected Bond Index Fund (a)	522,498	5,653,429
Fidelity Long-Term Treasury Bond Index Fund (a)	753,416	9,930,025
Fidelity Total Bond Fund (a)	3,856,707	40,109,757
Fidelity U.S. Bond Index Fund (a)	1,456,197	16,338,526

TOTAL FIXED-INCOME FUNDS (Cost $72,824,210)		72,031,737

Cash Equivalents - 17.5%
	Shares	Value ($)
Fidelity Cash Central Fund 0.31% (b) (Cost $42,723,840)	42,715,297	42,723,840

U.S. Treasury Obligations - 0.4%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.23% to 0.4% 5/5/22 to 6/16/22 (d) (Cost $899,589)	900,000	899,650

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $236,150,513)	244,440,712
NET OTHER ASSETS (LIABILITIES) - 0.1%	234,779
NET ASSETS - 100.0%	244,675,491

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	62	Jun 2022	14,045,325	(1,023,395)	(1,023,395)
ICE E-mini MSCI EAFE Index Contracts (United States)	33	Jun 2022	3,538,260	(205,197)	(205,197)

TOTAL FUTURES CONTRACTS					(1,228,592)
The notional amount of futures sold as a percentage of Net Assets is 7.1%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $899,650.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.31%	16,269,995	38,755,125	12,301,280	9,895	-	-	42,723,840	0.1%
Fidelity Securities Lending Cash Central Fund 0.31%	2,097,325	20,177,715	22,275,040	163	-	-	-	0.0%
Total	18,367,320	58,932,840	34,576,320	10,058	-	-	42,723,840

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Contrafund	5,935,286	93,620	132,020	67,634	(8,910)	(644,549)	5,243,427
Fidelity Equity-Income Fund	3,216,212	15,087	76,363	-	(81)	(34,167)	3,120,688
Fidelity Inflation-Protected Bond Index Fund	5,946,117	27,897	140,611	-	(1,942)	(178,032)	5,653,429
Fidelity International Enhanced Index Fund	7,396,024	27,927	1,973,023	-	88,321	(584,414)	4,954,835
Fidelity International Value Fund	6,215,449	28,785	148,059	-	2,737	(90,313)	6,008,599
Fidelity Japan Smaller Companies Fund	2,096,904	-	-	-	-	(211,554)	1,885,350
Fidelity Large Cap Value Enhanced Index Fund	7,027,634	31,856	160,600	-	879	5,114	6,904,883
Fidelity Long-Term Treasury Bond Index Fund	7,249,063	3,875,304	209,430	49,196	(13,818)	(971,094)	9,930,025
Fidelity Low-Priced Stock Fund	5,349,057	23,566	118,769	-	(2,017)	(121,977)	5,129,860
Fidelity Overseas Fund	26,507,575	128,315	6,846,279	-	1,190,248	(4,887,670)	16,092,189
Fidelity Total Bond Fund	43,263,312	436,632	1,023,242	233,661	6,835	(2,573,780)	40,109,757
Fidelity U.S. Bond Index Fund	12,546,081	5,128,198	345,446	75,255	(7,147)	(983,160)	16,338,526
Fidelity U.S. Low Volatility Equity Fund	5,483,153	28,747	147,312	-	(6,037)	(249,705)	5,108,846
Fidelity Value Discovery Fund	2,521,999	11,429	57,634	-	385	(10,283)	2,465,896
VIP Stock Selector All Cap Portfolio Investor Class	83,129,938	392,656	6,611,797	-	(513,781)	(4,526,104)	71,870,912
	223,883,804	10,250,019	17,990,585	425,746	735,672	(16,061,688)	200,817,222

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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